Exhibit 99 to Form 4 filed on behalf of Anthony J. Sinskey for Transaction Date 2/1/08

Price       Shares
 $18.2400   550
 $18.1600   1630
 $18.1400   850
 $18.1100   335
 $18.1000   3682
 $17.5500   453
 $17.5300   946
 $17.5100   1554